EXHIBIT 2

                             JOINT FILING AGREEMENT

     This will confirm the agreement among the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of common stock, $0.01 par value per share, of Delphi Corporation is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: March 16, 2006

                                            APPALOOSA INVESTMENT LIMITED
                                            PARTNERSHIP I


                                            By: APPALOOSA MANAGEMENT L.P.,
                                            Its General Partner


                                            By: APPALOOSA PARTNERS INC.,
                                            Its General Partner


                                            By: /s/ David A. Tepper
                                                --------------------------------
                                            Name: David A. Tepper
                                            Title: President


                                            PALOMINO FUND LTD.


                                            By: APPALOOSA MANAGEMENT L.P.,
                                            Its Investment Adviser


                                            By: APPALOOSA PARTNERS INC.,
                                            Its General Partner


                                            By: /s/ David A. Tepper
                                                --------------------------------
                                            Name: David A. Tepper
                                            Title: President

                                            APPALOOSA MANAGEMENT L.P.

                                            By: APPALOOSA PARTNERS INC.,
                                            Its General Partner


                                            By: /s/ David A. Tepper
                                                --------------------------------
                                            Name: David A. Tepper
                                            Title: President


                                            APPALOOSA PARTNERS INC.


                                            By: /s/ David A. Tepper
                                                --------------------------------
                                            Name: David A. Tepper
                                            Title: President


                                            /s/ David A. Tepper
                                            ----------------------
                                               David A. Tepper

                                        2